[SRZ LETTERHEAD]

April 10, 2009

VIA EDGAR

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, DC  20549-0505

Re:	The Motley Fool Funds Trust
Registration Statement on Form N-1A
File Nos. 811-22264 and 333-156770

Ladies and Gentlemen:

On behalf of The Motley Fool Funds Trust (the “Trust”), we are transmitting for filing with the Securities and Exchange Commission (the “Commission”), pursuant to requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”), Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A (the “Registration Statement”).  This registration of the shares of the Trust relates to the offering of shares of Motley Fool Independence Fund, a series of the Trust.

The Registration Statement does not include certain agreements, financial statements and other documents that are required by Form N-1A to be contained in the Registration Statement.  These materials will be included in a pre-effective amendment to the Registration Statement that the Trust intends to file in the near future.

The Trust is seeking to commence its initial public offering on or about April 30, 2009.  Accordingly, we would appreciate every effort the staff of the Commission could make so as to enable the Registration Statement to be declared effective on or before that date.

Please call me at 212-756-2533 with any comments on the Registration Statement or if you have any questions regarding this filing.  Thank you for your assistance regarding this matter.

Very truly yours,

/s/ Kenneth S. Gerstein
Kenneth S. Gerstein